----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------



1996 THIRD QUARTER REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)

Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
 Boston, Massachusetts

Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts

Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San
 Francisco, California

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. On or about February 1 following the end of such year the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1995, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  Based on the net long-term capital gains realized during the ten months ending October 31, 1996, and in order to avoid the excise tax provided for in the Federal Income Tax Reform Act of 1986, the Board of Directors has elected to distribute a portion of the net long-term capital gains realized during the year ending December 31, 1996 as a part of the cash dividend and in-kind distribution paid on September 20, 1996, and to retain the remainder of the net long-term capital gains realized during the year ending December 31, 1996.

  Please refer to the President's Letter in this report regarding the cash dividend and in-kind distribution paid on September 20, 1996.

  A Form 1099 will be mailed by January 31, 1997 to each stockholder of record on the dividend record date in 1996 setting forth the specific amounts to be included in that stockholder's 1996 tax return.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                          STOCKHOLDER MEETING RESULTS

  The Annual Meeting of Stockholders of Bergstrom Capital Corporation (the "Company") was held on Monday, November 4, 1996 at the Cutter Room, The Rainier Club, Fourth Avenue and Marion Street, Seattle, Washington. The two matters voted upon by Stockholders and the resulting votes for each matter are presented below.

  1. The election of two directors to hold office until the Annual Meeting of Stockholders in 1999 and until their respective successors shall be elected and shall qualify.

        ELECTED DIRECTOR          FOR             WITHHELD           BROKER NON-VOTES*
       William L. McQueen       996,549            9,425                      0
       Norman R. Neilsen        998,486            7,488                      0

       OTHER CONTINUING DIRECTORS                         PRESENT TERM EXPIRES
       Erik E. Bergstrom                                          1997
       George Cole Scott                                          1997
       Clayton H. Williams                                        1998

  2. Ratification or rejection of the selection by the Company's Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 1996.

         FOR             AGAINST                   ABSTAIN                   BROKER NON-VOTES*
       995,589            3,911                    6,474                              0

* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

505 Madison Street, Suite 220
Seattle, Washington 98104

November 4, 1996

Dear Fellow Stockholders:

  During the first nine months of 1996 the Company's net assets decreased from $149,357,224 to $148,791,085 which is a decrease of $566,139. This decrease in net assets is after payment by the Company of $7,819,420 in dividends ($6.9125 per share on September 20, 1996). This decrease is also after the repurchase of stock during the first nine months of 1996 for $5,427,060. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $12,680,341 which was composed of net investment income of $508,679, realized gain from the sale of investments of $15,178,659, and a decrease in unrealized appreciation of $3,006,997.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $128.35 on December 31, 1995 to $133.15 on September 30, 1996. After adjustment for the dividends, the per share net asset value increased 9.1%. The Company's performance for the first nine months of 1996 was affected by the lower rate of increase in the value of the Company's investment in the securities of Amgen, Inc. Excluding the value of the Company's investment in the securities of Amgen, Inc., the per share net asset value increased 9.4% during the first nine months of 1996. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 16.9% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 13.5%. The per share net asset value on Friday, November 1, 1996 was $133.88.

  The value of the Company's investment in securities of Amgen, Inc. has increased since the date of acquisition relative to the Company's other assets, causing the Amgen, Inc. securities to account for 21.0% of the Company's total assets on September 30, 1996. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry. To help reduce this risk, the Company has been selling shares of Amgen, Inc. since the third quarter of 1992. On September 30, 1992 the Company owned 1,240,000 shares of Amgen, Inc. (as adjusted for the 2 for 1 stock split on August 16, 1995). On September 30, 1996 the Company owned 500,000 shares of Amgen, Inc. This is a reduction of 59.7% since September 30, 1992.

  On January 24, 1994 the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 62,500 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the first nine months of 1996 the Company purchased the remaining 13,700 shares of its capital stock under this authorization.

  On February 26, 1996 the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 50,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the first nine months of 1996 the Company purchased 32,500 shares of its capital stock under this authorization. As of September 30, 1996 the Company had 17,500 shares remaining under this authorization.

  During the first nine months of 1996 the Company had total interest and dividend income of $1,367,804 as compared to $1,745,619 for the

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

same period in 1995 for a decrease of $377,815. During the first nine months of 1996 operating expenses were $859,125 which is a $9,775 increase from $849,350 for the first nine months of 1995. The resulting net investment income of $508,679 for the first nine months of 1996 is a decrease from $896,269 for the first nine months of 1995. This resulted in a decrease to $.44 per share versus $.74 per share.

  During the third quarter the following changes were made in the Company's portfolio of common stocks.

SHARES PURCHASED OR ACQUIRED
------------------------------------------------

  9,000 Cisco Systems, Inc. (1)
  9,000 Coca Cola Enterprises, Inc.
  9,100 Computer Associates International, Inc.
  7,500 E*Trade Group, Inc.
  3,000 Ericsson L M Tel Co ADR
 15,000 Flightsafety International, Inc.
  4,720 Fresenius Medical Care AG ADR (2)
  4,500 Fresenius Medical Care AG Class D
        Preferred (2)
  1,300 Gargoyles, Inc.
 11,000 General Electric Co.
  1,000 Guidant Corp.
 14,000 Hewlett Packard Co. (3)
  1,000 Medaphis Corp.
 18,000 Melville Corp.
 23,000 MCI Communications Corp.
 31,000 MFS Communications, Inc.
  5,000 Newbridge Networks Corp.
  2,000 News Corp. LTD ADR New
  7,000 Nine West Group, Inc.
  6,000 Pacificare Health Systems, Inc. Class B
  4,000 Pfizer, Inc.
 25,000 Republic Industries, Inc.
  5,000 Snap-On, Inc. (4)
 17,000 Southwest Airlines Co.
  1,100 Vivra Incorporated
  1,000 Warner Lambert Co.

SHARES SOLD, EXCHANGED, OR DISTRIBUTED
------------------------------------------------

 226,240 The Adams Express Company (5)
  65,000 Amgen, Inc.
  10,000 Avon Products, Inc.
  60,000 Block (H&R), Inc.
  13,300 Danka Business Systems PLC Sponsored ADR
  12,000 Digital Equipment Corp.
   7,500 E*Trade Group, Inc.
  11,900 Eskimo Pie Corporation
  67,000 Fritz Companies, Inc.
   6,000 Frontier Corp.
   1,300 Gargoyles, Inc.
   8,500 Grace (W. R.) & Co.
   4,000 Grainger (W. W.), Inc.
   3,700 Kimberly Clark Corp.
  42,000 Loral Space & Communications LTD
   8,000 Merck & Co., Inc.
  12,000 Nordstrom, Inc.
   9,000 Stratacom, Inc. (1)
  25,000 Republic Industries, Inc.
  17,000 Vodafone Group PLC Sponsored ADR
   7,500 Xerox Corp.

-------
(1) 9,000 shares of Cisco Systems, Inc. were received in exchange for 9,000 shares of Stratacom, Inc. as a result of a merger.
(2) Received under a reorganization agreement between Grace (W.R.) & Company and Fresenius AG. Cost basis in the amounts of $103,797 and $961 were transferred from Grace (W.R.) & Company to Fresenius Medical Care AG and Fresenius Medical Care AG Class D Preferred, respectively.
(3) Received as a two for one stock split.
(4) Received as a three for two stock split.
(5) Distributed as an in-kind dividend.

  On September 20, 1996, the Company paid a cash dividend of $3.00 per share, together with an in-kind distribution of one share of common stock of The Adams Express Company ("ADX") for every five shares of the Company's capital stock, to stockholders of record on August 22, 1996.

  No fractional shares were distributed. Fractional shares were sold in the open market on behalf of stockholders, and the cash received was distributed in lieu of fractional shares.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  For federal income tax purposes, a stockholder realized income in the amount of the cash dividend, plus the fair market value on September 20, 1996 of the ADX stock distributed to the stockholder, including the fractional shares allocated to the stockholder. The stockholder's basis in the ADX stock distributed, including the fractional shares allocated, was the fair market value on September 20, 1996. For federal income tax purposes, the fair market value of the ADX stock was the mean between the highest and lowest selling prices of ADX stock on September 20, 1996, which was $19.5625 per share.

  The Company currently estimates that the sources of the cash dividend and in-kind distribution will be $.61 per share from net investment income for the year ending December 31, 1996, and $6.30 per share from net long-term capital gains realized during the year ending December 31, 1996. The Company does not intend to pay further dividends in 1996. No predictions can be made as to the amounts of dividends in future years since the amount of dividends paid is necessarily dependent on the Company's future net investment income and other factors. Please refer to the Notice of Important Federal Income Tax Information in this report regarding the Board of Directors election to retain a portion of the net long-term capital gains realized during the year ending December 31, 1996.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining all or a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds."

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (Unaudited)

ASSETS:
 Investments, at value (see accompanying schedule):
  Short-term investments (cost $8,355,000)                      $  8,355,000
  Common stocks (cost $69,149,553)                               141,404,343
                                                                ------------
    TOTAL INVESTMENTS (COST $77,504,553)                         149,759,343
 Cash                                                                  5,644
 Receivable for securities sold                                      142,432
 Interest and dividends receivable                                   125,376
 Other assets                                                         10,509
                                                                ------------
    TOTAL ASSETS                                                 150,043,304
                                                                ------------
LIABILITIES:
 Advisory fee payable                                                 61,042
 Payable for securities purchased                                  1,158,688
 Other accrued expenses                                               32,489
                                                                ------------
    TOTAL LIABILITIES                                              1,252,219
                                                                ------------
NET ASSETS applicable to 1,117,500 outstanding shares of capi-
 tal stock equivalent to $133.15 per share on September 30,
 1996                                                           $148,791,085
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                      NINE MONTHS ENDED
                                                        SEPTEMBER 30
                                                      1996          1995
OPERATIONS:
 Net investment income                            $    508,679  $    896,269
 Realized gain on investments                       15,178,659     8,816,594
 Increase (decrease) in unrealized appreciation     (3,006,997)   26,326,578
                                                  ------------  ------------
 Net increase in net assets resulting from opera-
  tions                                             12,680,341    36,039,441
DIVIDENDS TO STOCKHOLDERS ($6.9125 PER SHARE)       (7,819,420)
COST OF SHARES OF BERGSTROM CAPITAL CORPORATION
 STOCK PURCHASED (46,200 SHARES--1996; 27,900
 SHARES--1995)                                      (5,427,060)   (2,840,910)
                                                  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (566,139)   33,198,531
NET ASSETS, BEGINNING OF PERIOD                    149,357,224   114,680,269
                                                  ------------  ------------
NET ASSETS, END OF PERIOD                         $148,791,085  $147,878,800
                                                  ============  ============

See also Notes to Financial Statements in the Company's 1996 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (Unaudited)

INVESTMENT INCOME:
 Interest                                                       $   329,313
 Dividends                                                        1,038,491
                                                                -----------
    TOTAL INCOME                                                  1,367,804
                                                                -----------
EXPENSES:
 Advisory fees                                                      659,723
 Legal fees                                                          35,118
 Auditing fees                                                       41,200
 Stockholders' meeting and reports                                    9,371
 Transfer agent fees and expenses                                    28,114
 Custodian fees                                                      18,595
 Directors' fees and expenses                                        38,407
 Fee for shares listed on American Stock Exchange                     5,250
 State and other taxes                                               10,515
 Other                                                               12,832
                                                                -----------
    TOTAL EXPENSES                                                  859,125
                                                                -----------
NET INVESTMENT INCOME ($.44 PER SHARE)                              508,679
                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sales                               $47,022,094
  Cost of securities sold                            31,843,435
                                                    -----------
    Realized gain on investments                                 15,178,659
 Unrealized appreciation of investments:
  Beginning of period                                75,261,787
  End of period                                      72,254,790
                                                    -----------
    Decrease in unrealized appreciation                          (3,006,997)
                                                                -----------
NET GAIN ON INVESTMENTS ($10.63 PER SHARE)                       12,171,662
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS                                                          $12,680,341
                                                                ===========

See also Notes to Financial Statements in the Company's 1996 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

September 30, 1996 (Unaudited)

 SHARES OR PRINCIPAL AMOUNT                               COST        VALUE
            SHORT-TERM INVESTMENTS (5.6%):
 $8,355,000 State Street Bank and Trust Company,
             4.875% Euro-Dollar Deposit due 10/01/96   $ 8,355,000 $  8,355,000
 ----------                                            ----------- ------------
 $8,355,000 TOTAL -- SHORT-TERM INVESTMENTS              8,355,000    8,355,000
 ==========                                            ----------- ------------
            COMMON STOCKS (94.4%):
            ADVERTISING (0.9%):
     27,500 Interpublic Group Of Companies, Inc.           851,484    1,299,375
                                                       ----------- ------------
            AEROSPACE AND DEFENSE (0.5%):
     20,000 Sundstrand Corp.                               505,395      780,000
                                                       ----------- ------------
            BANKS (2.8%):
      4,000 Citicorp                                       325,388      362,500
     23,000 Comerica, Inc.                                 744,004    1,184,500
     30,000 Morgan (J.P.) & Co., Inc.                    2,024,651    2,666,250
                                                       ----------- ------------
                                                         3,094,043    4,213,250
                                                       ----------- ------------
            BEVERAGES (3.6%):
      9,000 Coca Cola Enterprises, Inc.                    326,523      407,250
     80,000 Coca-Cola Co.                                  107,495    4,070,000
     30,000 Pepsico, Inc.                                  807,640      847,500
                                                       ----------- ------------
                                                         1,241,658    5,324,750
                                                       ----------- ------------
            BIOTECHNOLOGY (21.1%):
    500,000 Amgen, Inc. (B)                              2,612,249   31,562,500
                                                       ----------- ------------
            BUSINESS SERVICES (6.9%):
    185,000 ADT Limited (B)                              1,809,792    3,538,125
      3,700 Danka Business Systems PLC Sponsored ADR        94,350      147,075
     15,000 Flightsafety International, Inc.               664,154      669,375
    135,000 Huntingdon International Holdings plc
            ADR                                            741,765      995,625
    131,322 Manpower, Inc.                               2,250,241    4,366,457
     25,500 Olsten Corp.                                   521,215      634,313
                                                       ----------- ------------
                                                         6,081,517   10,350,970
                                                       ----------- ------------
            CHEMICALS (0.9%):
      4,500 Grace (W.R.) & Co.                             215,703      234,000
     19,000 Hercules, Inc.                               1,167,705    1,040,250
                                                       ----------- ------------
                                                         1,383,408    1,274,250
                                                       ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
            COMMON STOCKS-CONTINUED                       COST        VALUE
            COMMUNICATION SYSTEMS (2.9%):
     10,000 Frontier Corp.                            $    294,296 $    266,250
     38,000 MCI Communications Corp.                       930,584      973,750
     31,000 MFS Communications, Inc.                     1,207,292    1,352,375
     35,000 SBC Communications, Inc.                       320,874    1,684,375
                                                      ------------ ------------
                                                         2,753,046    4,276,750
                                                      ------------ ------------
            COMPUTERS AND INFORMATION (1.9%):
     28,000 Hewlett Packard Co.                          1,074,189    1,365,000
     12,000 International Business Machines              1,087,868    1,494,000
                                                      ------------ ------------
                                                         2,162,057    2,859,000
                                                      ------------ ------------
            COSMETICS/PERSONAL CARE (0.5%):
     14,000 Avon Products, Inc.                            418,369      694,750
                                                      ------------ ------------
            DIVERSIFIED TECHNOLOGY (0.7%):
     23,000 Nokia Corp. Sponsored ADR                      858,979    1,017,750
                                                      ------------ ------------
            DRUGS AND HEALTH SUPPLIES (7.3%):
     13,100 Allergan, Inc.                                 420,402      499,438
     30,000 Boston Scientific Corp. (B)                    818,778    1,725,000
      7,000 Forest Labs, Inc.                              293,323      252,875
      4,720 Fresenius Medical Care AG ADR                  103,797      109,311
            Fresenius Medical Care AG Class D
      4,500 Preferred                                          961          450
     20,001 Guidant Corp.                                  495,444    1,105,055
     20,000 Johnson & Johnson                              898,474    1,025,000
     14,000 Merck & Co., Inc.                              906,038      985,250
      6,000 Pacificare Health Systems, Inc. Class B        447,295      519,000
     13,000 Pfizer, Inc.                                   929,116    1,028,625
     36,000 Pharmacia & Upjohn, Inc. (B)                 1,377,690    1,485,000
     31,000 Smithkline Beecham PLC ADR                   1,295,975    1,887,125
     10,100 Vivra Incorporated                             336,525      329,513
                                                      ------------ ------------
                                                         8,323,818   10,951,642
                                                      ------------ ------------
            ELECTRICAL COMPONENTS (1.3%):
     11,000 Emerson Electric Co.                           307,904      991,375
     11,000 General Electric Co.                           923,285    1,001,000
     69,000 Micro-Metrics, Inc. (A, B, C)                  227,700       24,994
                                                      ------------ ------------
                                                         1,458,889    2,017,369
                                                      ------------ ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
            COMMON STOCKS-CONTINUED                       COST        VALUE
            ELECTRONICS/NEW TECHNOLOGY (2.2%):
      3,500 Cabletron Systems, Inc. (B)                $   266,770 $    239,312
      9,000 Cisco Systems, Inc.                            499,208      558,562
     19,000 Ericsson L M Tel Co ADR                        355,968      482,125
     13,000 Intel Corp.                                    776,776    1,240,687
     12,000 Newbridge Networks Corp.                       757,310      765,000
                                                       ----------- ------------
                                                         2,656,032    3,285,686
                                                       ----------- ------------
            FINANCIAL SERVICES, DIVERSIFIED (0.6%):
     25,000 Federal National Mortgage Association          645,849      871,875
                                                       ----------- ------------
            FOOD/FOOD PROCESSING (0.6%):
      9,000 Dreyers Grand Ice Cream, Inc.                  281,117      225,562
     43,100 Eskimo Pie Corporation                         761,131      711,150
                                                       ----------- ------------
                                                         1,042,248      936,712
                                                       ----------- ------------
            HARDWARE AND TOOLS (0.3%):
     15,000 Snap-On, Inc.                                  421,687      481,875
                                                       ----------- ------------
            HEALTH CARE SERVICES (0.1%):
     15,000 Medaphis Corp.                                 635,213      225,000
                                                       ----------- ------------
            HOUSEHOLD PRODUCTS (DURABLE) (0.8%):
     41,000 Newell Co.                                     864,047    1,230,000
                                                       ----------- ------------
            HOUSEHOLD PRODUCTS (NON-DURABLE) (1.6%):
      8,000 Kimberly Clark Corp.                           491,988      705,000
     18,000 Proctor & Gamble Co.                           858,330    1,755,000
                                                       ----------- ------------
                                                         1,350,318    2,460,000
                                                       ----------- ------------
            INSURANCE (1.8%):
     17,325 American International Group, Inc.             490,860    1,745,494
     18,000 PMI Group, Inc.                                818,585      956,250
                                                       ----------- ------------
                                                         1,309,445    2,701,744
                                                       ----------- ------------
            LODGING (1.8%):
     48,000 Marriott International, Inc.                 1,357,311    2,646,000
                                                       ----------- ------------
            MEDIA (1.1%):
     15,000 Disney (Walt) Co.                              560,460      950,625
     30,000 News Corp. LTD ADR New                         669,818      626,250
                                                       ----------- ------------
                                                         1,230,278    1,576,875
                                                       ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
            COMMON STOCKS-CONTINUED                     COST        VALUE
            MEDICAL SUPPLIES (3.5%):
     12,900 Abbott Laboratories                      $   452,270 $    635,325
    100,000 Baxter International, Inc.                   952,713    4,675,000
                                                     ----------- ------------
                                                       1,404,983    5,310,325
                                                     ----------- ------------
            OFFICE EQUIPMENT (0.2%):
      6,000 Xerox Corp.                                  207,196      321,750
                                                     ----------- ------------
            PETROLEUM SERVICES (0.7%):
     15,000 Baker Hughes, Inc.                           486,631      455,625
      7,000 Schlumberger, Ltd.                           523,562      591,500
                                                     ----------- ------------
                                                       1,010,193    1,047,125
                                                     ----------- ------------
            PHARMACEUTICALS (4.6%):
     16,000 Bristol-Myers Squibb Co.                     430,822    1,542,000
     39,000 Lilly Eli & Co.                            1,351,106    2,515,500
     14,000 Schering-Plough Corp.                        487,839      861,000
     29,000 Warner Lambert Co.                         1,178,477    1,914,000
                                                     ----------- ------------
                                                       3,448,244    6,832,500
                                                     ----------- ------------
            RECREATION - TOYS (0.4%):
     17,000 Hasbro, Inc.                                 615,806      631,125
                                                     ----------- ------------
            RECREATION PRODUCTS (1.0%):
     19,000 Eastman Kodak Co.                            929,830    1,491,500
                                                     ----------- ------------
            REGULATED INVESTMENT COMPANIES (7.3%):
    153,760 The Adams Express Company                  2,887,441    3,094,420
            Convertible Holdings, Inc. Capital
    300,000 Shares                                     2,793,333    4,050,000
    375,000 RCM Growth Equity Fund, Inc.               3,181,957    3,858,750
                                                     ----------- ------------
                                                       8,862,731   11,003,170
                                                     ----------- ------------
            RESTAURANTS (2.7%):
     61,000 Host Marriott Corp.                          787,250      884,500
     68,000 McDonalds Corp.                            1,926,679    3,221,500
                                                     ----------- ------------
                                                       2,713,929    4,106,000
                                                     ----------- ------------
            RETAIL TRADE (1.8%):
     25,000 Crown Books Corporation (B)                  309,500      246,875
     22,000 Federated Department Stores, Inc. (B)        590,213      737,000
     18,000 Hannaford Bros. Co.                          448,648      585,000
     18,000 Melville Corp.                               795,955      794,250
      7,000 Nine West Group, Inc.                        324,408      379,750
                                                     ----------- ------------
                                                       2,468,724    2,742,875
                                                     ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
            COMMON STOCKS-CONTINUED                      COST        VALUE
            SOFTWARE AND PROCESSING (9.7%):
     13,000 Automatic Data Processing, Inc.           $   285,181 $    567,125
    382,500 Boole & Babbage, Inc. (B)                     340,000    9,562,500
      9,100 Computer Associates International, Inc.       487,056      543,725
     17,000 Electronic Data Systems Corp.                 648,108    1,043,375
     12,000 Microsoft Corp. (B)                           999,600    1,582,500
     28,000 Oracle Corporation                            993,552    1,191,750
                                                      ----------- ------------
                                                        3,753,497   14,490,975
                                                      ----------- ------------
            TRANSPORTATION SERVICES (0.3%):
     17,000 Southwest Airlines Co.                        477,080      388,875
                                                      ----------- ------------
             TOTALS -- COMMON STOCKS                   69,149,553  141,404,343
                                                      ----------- ------------
             TOTALS -- INVESTMENTS                    $77,504,553 $149,759,343
                                                      =========== ============

(A) Company "affiliated" with the Corporation as defined in the Investment Company Act of 1940.
(B) Presently non dividend paying.
(C) Venture security.


See also Notes to Financial Statements in the Company's 1996 Semi-Annual Report to Stockholders.

BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
                               President
WILLIAM L. McQUEEN             Closed-End Fund Advisors, Inc.
President and Treasurer



NORMAN R. NIELSEN              C.H. WILLIAMS
Manager and Senior Member      Retired Banker
  of Research Staff
SRI International

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302